UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, Kindred Healthcare, Inc. (“Kindred”) completed its acquisitions of Centerre Healthcare Corporation (“Centerre”) and Gentiva Health Services, Inc. (“Gentiva”) on January 1, 2015 and February 2, 2015, respectively. In order to meet the requirements of Rule 3-10(g) of Regulation S-X as it relates to both Centerre and Gentiva and Rule 3-05 of Regulation S-X as it relates to Gentiva, Kindred is filing this Current Report on Form 8-K to provide audited financial statements of Centerre and Gentiva for the year ended December 31, 2014 as Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

The unaudited pro forma condensed combined financial data of Kindred after giving effect to the consummation of the Gentiva acquisition (pursuant to Rule 3-05 of Regulation S-X) are set forth as Exhibit 99.3, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers, LLP, dated September 17, 2015 relating to the audit report on the financial statements of Centerre Healthcare Corporation.

23.2	Consent of PricewaterhouseCoopers, LLP, dated September 17, 2015 relating to the audit report on the financial statements of Gentiva Health Services, Inc.

99.1	The audited consolidated financial statements and notes thereto of Centerre Healthcare Corporation for the year ended December 31, 2014.

99.2	The audited consolidated financial statements and notes thereto of Gentiva Health Services, Inc. for the three years ended December 31, 2014.

99.3	The unaudited pro forma condensed combined financial data of Kindred Healthcare, Inc. for the six months ended June 30, 2015 and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: September 17, 2015	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers, LLP, dated September 17, 2015 relating to the audit report on the financial statements of Centerre Healthcare Corporation.

23.2	Consent of PricewaterhouseCoopers, LLP, dated September 17, 2015 relating to the audit report on the financial statements of Gentiva Health Services, Inc.

99.1	The audited consolidated financial statements and notes thereto of Centerre Healthcare Corporation for the year ended December 31, 2014.

99.2	The audited consolidated financial statements and notes thereto of Gentiva Health Services, Inc. for the three years ended December 31, 2014.

99.3	The unaudited pro forma condensed combined financial data of Kindred Healthcare, Inc. for the six months ended June 30, 2015 and for the year ended December 31, 2014.